Exhibit 10.6

RA MEDICAL SYSTEMS, INC.

AMENDMENT TO CHANGE OF CONTROL AND SEVERANCE AGREEMENT

This Amendment (the “Amendment”) is made by and between Jonathan Will McGuire (“Executive”) and Ra Medical Systems, Inc. (the “Company” and together, the “Parties”) on January 9, 2023 (the “Effective Date”).

WHEREAS, the Parties entered into the Change of Control and Severance Agreement on March 30, 2020 (the “Agreement”); and

WHEREAS, the Parties desire to amend the definition of a “Change in Control Period” as set forth in the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree that the Agreement is hereby amended as follows.

1.Section 7(d) of the Agreement is amended and restated to read in its entirety as follows:

“(d)“Change in Control Period” means the period beginning three (3) months prior to a Transaction Event (as defined below) and ending twenty-four (24) months following a Transaction Event.  A “Transaction Event” shall mean either (X) a Change in Control or (Y) the consummation of the merger pursuant to that certain Amended and Restated Agreement and Plan of Merger dated January 9, 2023, by and among the Company, RAPID MERGER SUB 1, INC., a Delaware corporation, RAPID MERGER SUB 2, LLC, a Delaware limited liability company, and CATHETER PRECISION, INC., a Delaware corporation.”

2.Full Force and Effect.  To the extent not expressly amended hereby, the Agreement shall remain in full force and effect.

3.Entire Agreement.  This Amendment and the Agreement constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof.  This Amendment may be amended at any time only by mutual written agreement of the Parties.

4.Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute one instrument, and each of which may be executed by less than all of the parties to this Amendment.

5.Governing Law.  The validity, interpretation, construction and performance of this Amendment will be governed by the laws of the State of California (with the exception of its conflict of law provisions).

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has executed this Amendment, in the case of the Company by its duly authorized officer, as of the date set forth above.

COMPANY:

RA MEDICAL SYSTEMS, INC.

By:	/s/ Martin Colombatto

Name:	Martin Colombatto

Title:	Chairman of the Board

EXECUTIVE:

Jonathan Will McGuire

By:	/s/ Jonathan Will McGuire